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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                August 24, 1998
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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                       CONSOLIDATION CAPITAL CORPORATION
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              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

        DELAWARE                   000-23421                 52-2054952
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 (STATE OR JURISDICTION      (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
    OF INCORPORATION)                                  IDENTIFICATION NUMBER)

       800 CONNECTICUT AVENUE, N.W., SUITE 1111, WASHINGTON, D.C. 20006
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (202) 261-6000
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             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

  On August 24, 1998, Consolidation Capital Corporation (the "Company") issued a press release announcing that its Board of Directors authorized the repurchase of up to 3,100,000 shares of the Company's common stock. In addition, the Company announced that its Board of Directors approved a change in the Company's name to Building One Services Corporation. The new name is subject to stockholder approval at the Company's 1998 Annual Meeting, which will be held on September 15, 1998 at the Willard Inter-Continental Washington Hotel in Washington, D.C. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

   (i) Press Release

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONSOLIDATION CAPITAL CORPORATION


Dated: August 27, 1998                 By:  /s/ F. Traynor Beck
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                                          F. Traynor Beck
                                          Executive Vice President, General
                                            Counsel and Secretary



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                                 EXHIBIT INDEX

  Exhibit

  99.1      Press Release